UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2016

PHARMERICA CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33380	87-0792558

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 Campus Place
Louisville, Kentucky 40299
(Address of principal executive offices) (Zip Code)

(502) 627-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 9, 2016, PharMerica Corporation (the “Corporation”) entered into a First Amendment (“Amendment”) to its existing Credit Agreement with the subsidiary loan parties thereto (the “Subsidiary Loan Parties”), the lender parties thereto, including The Huntington National Bank (collectively, the “Lenders”), and Bank of America, N.A., as administrative agent. The Credit Agreement (“Credit Agreement”) was previously entered into on September 17, 2014, by and among the Corporation, the lenders party thereto, Bank of America, N.A., as administrative agent, swingline lender, and an issuing bank, JPMorgan Chase Bank, N.A., as syndication agent, and U.S. Bank, National Association, Citibank, N.A., MUFG Union Bank, N.A., BBVA Compass Bank and Suntrust Bank as co-documentation agents. Pursuant to the Amendment, among other things, (a) the revolving commitments to the Revolving Credit Facility were increased by $60,000,000 (from $310,000,000 to $370,000,000), (b) an additional advance under the Term Loan A was provided in an outstanding principal amount equal to $89,062,500, which, when combined with the $210,937,500 outstanding under the Term Loan A as of the date of the Amendment, equals $300,000,000 outstanding under the Term Loan A, (c) the amount by which commitments may be increased after the initial closing was increased from $190,000,000 to $200,000,000, and (d) The Huntington National Bank was added as a new lender to the Credit Agreement. The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which will be filed as an exhibit to the Corporation’s annual report on Form 10-K for the year ending on December 31, 2016.  Except as otherwise expressly provided by the Amendment, all of the respective terms, conditions and provisions of the Credit Agreement and the other loan documents remain the same.

Certain of the Lenders under the Credit Agreement, as amended by the Amendment, and their affiliates have provided and may continue to provide investment banking, commercial banking, financial services, or other services to the Corporation and its affiliates. They have received, and may in the future receive, customary fees and commissions for their services.

Item 7.01	Regulation FD Disclosure.

On December 15, 2016, the Corporation issued a press release announcing entry into the Amendment. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in Item 7.01 to this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Act, unless expressly stated otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of the Corporation, dated December 15, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMERICA CORPORATION

Date: December 15, 2016	By:	/s/ Thomas Caneris
Thomas Caneris
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Corporation, dated December 15, 2016.